UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

YHN Acquisition I Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YHN Acquisition I Limited

2/F, Hang Seng Building

200 Hennessy Road, Wanchai

Hong Kong

November 14, 2025

Dear Shareholders:

On behalf of the Board of Directors of YHN Acquisition I Limited (the “Company” or “we”), you are hereby invited to attend our Annual General Meeting of Shareholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR.
On:	December 8, 2025
Time:	10 a.m. local time

and virtually using the following dial-in information:

US Toll Free	1 866 213 0992 or 1 866 226 1406
Hong Kong Toll	+852 2112 1888

Malaysia Toll	1 800 808 229 or 1 800 817 805
Mainland China Toll	4008 428 338 or 4006 786 766

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompanying this letter, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 will be first mailed to our shareholders on or about November 17, 2025.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to:

(i) A proposal to amend (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to provide the Company with the discretion to extend the date by which the Company has to consummate a business combination (the “Extension”) three (3) times for an additional three (3) months each time from December 19, 2025 (the “Current Termination Date”) to September 19, 2026 (the termination date as so fully extended, the “Extended Termination Date”) by adopting the fourth amended and restated memorandum and articles of association in their entirety in place of the Company’s existing memorandum and articles, a copy of which is attached in the proxy statement as Annex A;

(ii) A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) three (3) times for an additional three (3) months each time from December 19, 2025 to September 19, 2026 by depositing into the trust account  an aggregate amount of $150,000 for each three-month extension (the “Extension Payment”);

(iii) To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated September 17, 2024 provides that the Company initially had until December 19, 2025 (15 months after the closing of the IPO) to complete its initial business combination. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination a total of three (3) times for an additional three (3) months each time beginning on December 19, 2025, and provide that the date for cessation of operations of the Company, if the Company has not completed a business combination, would similarly be extended to the Extended Termination Date.

The purpose of the Charter Amendment and the Trust Amendment is to allow for three (3) three-month extensions, each extension with a required Extension Payment of $150,000. Our insiders or their affiliates or designees will elect to exercise each extension on a quarterly and as-needed basis only.

We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in YHN Acquisition I Limited. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at YHN Acquisition I Limited, 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong.

Sincerely,

/s/ Poon Man Ka, Christy
Poon Man Ka, Christy
Chief Executive Officer

YHN Acquisition I Limited

2/F, Hang Seng Building

200 Hennessy Road, Wanchai

Hong Kong

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 8, 2025

To the Shareholders of YHN Acquisition I Limited:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of YHN Acquisition I Limited (the “Company” or “we”), a British Virgin Islands company, will be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and virtually using the following dial-in information, on December 8, 2025, at 10 a.m. local time, for the following purposes:

US Toll Free	1 866 213 0992 or 1 866 226 1406
Hong Kong Toll	+852 2112 1888

Malaysia Toll	1 800 808 229 or 1 800 817 805
Mainland China Toll	4008 428 338 or 4006 786 766

1. A proposal to amend (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to provide the Company with the discretion to extend the date by which the Company has to consummate a business combination (the “Extension”) three (3) times for an additional three (3) months each time from December 19, 2025 (the “Current Termination Date”) to September 19, 2026 (the termination date as so fully extended, the “Extended Termination Date”) by adopting the fourth amended and restated memorandum and articles of association in their entirety in place of the Company’s existing memorandum and articles, a copy of which is attached in the proxy statement as Annex A.

2. A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) three (3) times for an additional three (3) months each time from December 19, 2025 to September 19, 2026 by depositing into the trust account  an aggregate amount of $150,000 for each three-month extension(the “Extension Payment”).

3. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Board has fixed the close of business on November 7, 2025 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Poon Man Ka, Christy
Poon Man Ka, Christy
Chief Executive Officer

Hong Kong

November 14, 2025

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2025. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

YHN Acquisition I Limited

2/F, Hang Seng Building

200 Hennessy Road, Wanchai

Hong Kong

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 8, 2025

FIRST MAILED ON OR ABOUT NOVEMBER 17, 2025

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of YHN Acquisition I Limited (the “Company”), a British Virgin Islands company, in connection with the Annual Meeting of Shareholders to be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and virtually using the following dial-in information, on December 8, 2025, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong, and its telephone number, including area code, is +852 5499 8101.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	A proposal to amend (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to provide the Company with the discretion to extend the date by which the Company has to consummate a business combination (the “Extension”) three (3) times for an additional three (3) months each time from December 19, 2025 (the “Current Termination Date”) to September 19, 2026 (the termination date as so fully extended, the “Extended Termination Date”) by adopting the fourth amended and restated memorandum and articles of association in their entirety in place of the Company’s existing memorandum and articles, a copy of which is attached in the proxy statement as Annex A.

2.	A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 17, 2024, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) three (3) times for an additional three (3) months each time from December 19, 2025 to September 19, 2026 by depositing into the trust account an aggregate amount of $150,000 for each three-month extension(the “Extension Payment”).

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

1

The Company’s IPO prospectus dated September 17, 2024 provides that the Company initially had until December 19, 2025 (15 months after the closing of the IPO) to complete its initial business combination. Following the completion of our IPO in September 2024, our representatives have engaged in extensive discussions with business owners with respect to potential business combination opportunities. On April 3, 2025, the Company entered into that certain Business Combination Agreement with Mingde Technology Limited (“Mingde”), pursuant to which, among other things, the Company will effect a business combination with Mingde.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders so as to allow the Company to extend the time to complete a business combination up to three (3) times for an additional three (3) months each time by depositing into the trust account an Extension Payment of $150,000 for each three-month extension and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”). The first extension payment after the approval of the Charter Amendment Proposal must be made on or prior to the Current Termination Date, while the second and subsequent extension payments must be deposited into the trust account on or prior to the then existing termination date. Both the Trust Agreement and the Company’s charter will be amended to reflect the foregoing. The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

After consultation with YHN Partners I Limited (the “Sponsor”), the Company’s management has reasons to believe that, if the Charter Amendment and Trust Amendment proposals are approved, the Sponsor or its affiliates will, in connection with each extension, contribute $150,000 to the Company as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment upon advance notice on or prior to the applicable deadlines. The contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, Trust Amendment and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

As of November 12, 2025, there was approximately $ 63,307,130.36 in the Trust Account.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by December 19, 2025, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our rights will expire worthless.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 7, 2025 (the “Record Date”) and only shareholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The Company’s ordinary shares (“Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to it being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about November 17, 2025.

2

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of the British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 7,750,000. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of not less than 50 per cent of votes of outstanding Ordinary Shares entitled to vote, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal. The Company believes that all of the proposals presented to the shareholders at this Annual Meeting will be considered “non-routine” items. Accordingly, banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Charter Amendment	Majority of the votes of the shares which were present in person or by proxy and entitled to vote thereon at the Annual Meeting	No

Trust Amendment	The affirmative vote of at least 50% of the outstanding shares present	No

Adjournment	Majority of the votes of the shares which were present in person or by proxy and entitled to vote thereon at the Annual Meeting	No

Abstentions will not count as a vote against each of the proposals.

3

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of Ordinary Shares that you own.

•	You can vote your Ordinary Shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment, the Trust Amendment Proposal, each of the nominees named in this Proxy Statement, and the Adjournment Proposal.

•	You can attend the Annual Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the 2024 Annual Report on Form 10-K and this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2024 Annual Report on Form 10-K and this Proxy Statement.

If you share an address with at least one other shareholder and (i) currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future shareholder meetings of the Company; OR (ii) currently receive multiple copies of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a single copy of our Annual Report on Form 10-K and Proxy Statement for future shareholder meetings of the Company, please specify such request in writing and send such written request to YHN Acquisition I Limited, 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong; Attention: Chief Executive Officer, or call the Company promptly at +852 5499 8101.

4

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two (2) business days prior to the Annual Meeting. Regardless whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Annual Meeting). For illustrative purposes only, based on funds in the trust account of approximately $63.3 million on November 12, 2025, the estimated per share redemption price would have been approximately $10.55.

In order to exercise your redemption rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on December 4, 2025 (two (2) business days before the Annual Meeting) to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, NY 10004-1561

E-mail: spacredemptions@continentalstock.com

And

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Annual Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment and the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

5

If you exercise your redemption rights, your Ordinary Shares will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment and Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by December 19, 2025, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of November 14, 2025.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon conversion of rights, as the rights are not convertible, within 60 days of the date of this report.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
YHN Partners I Limited(2)	1,625,000	20.97%
Poon Man Ka, Christy	15,000	* %
Yangyujia An	30,000	* %
Zhengming Feng	25,000	* %
Donghui Xu	20,000	* %
Min Zhang	20,000	* %
All directors and executive officers (five individuals) as a group	110,000	1.42%
Other 5% shareholders
Karpus Management, Inc.(3)	865,697	11.17%
Barclays PLC(4)	446,749	5.76%
Mizuho Financial Group, Inc.(5)	660,001	8.52%
W. R. Berkley Corporation (6)	673,553	8.69%
Westchester Capital Management, LLC (7)	398,000	5.14%
Rivernorth Capital Management, LLC (8)	445,000	5.74%
Feis Equities LLC / Lawrence M. Feis (9)	690,491	8.91%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o YHN Acquisition I Limited, 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong.
(2)	Represents shares held by YHN Partners I Limited, our sponsor. Includes 250,000 Ordinary Shares comprising the private units purchased by the sponsor. Pui Chun Wong is the controlling shareholder of our sponsor by virtue of having 100% voting power in the sponsor. The registered address for our sponsor is 1st Floor, Columbus Centre, P.O. Box 2283, Road Town, Tortola, British Virgin Islands.
(3)	Information is based solely on a report on Schedule 13G filed by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus” or the “Reporting Person”) on January 7, 2025. Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange; however, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The shares are owned directly by the accounts managed by Karpus. Karpus’ business address is 183 Sully's Trail, Pittsford, New York 14534.
(4)	Information is based solely on a report on Schedule 13G/A filed by Barclays PLC on March 21, 2025. The principal business address is 1 Churchill Place, London - E14 5HP.
(5)	Information is based solely on a report on Schedule 13G/A filed by Mizuho Financial Group, Inc. on August 13, 2025. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The principal business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.
(6)	Information is based solely on a report on Schedule 13G/A filed by W. R. Berkley Corporation on August 8, 2025. The principal business address is 475 Steamboat Road, Greenwich, CT 06830.
(7)	Information is based solely on a report on Schedule 13G filed by Westchester Capital Management, LLC on May 14, 2025. Westchester Capital Management, LLC ("Westchester") is a Delaware limited liability company. Westchester, a registered investment adviser, serves as sub-advisor to each of The Merger Fund ("MF"), The Merger Fund VL ("MF VL"), Virtus Westchester Credit Event Fund ("CEF") and JNL Multi-Manager Alternative Fund ("JARB" together with MF, MF VL and CEF, the "Funds"). The Funds directly hold ordinary shares of the Company for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester. The principal business address is 100 Summit Lake Drive, Valhalla, NY 10595.
(8)	Information is based solely on a report on Schedule 13G filed by Rivernorth Capital Management, LLC on August 14, 2025. The principal business address is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401.
(9)	Information is based solely on a report on Schedule 13G filed by Feis Equities LLC and Lawrence M. Feis on November 12, 2025. The principal business address is 1740 Waukegan Road, Suite 206, Glenview, Illinois 60025.

7

PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our current amended and restated memorandum and articles of association to provide the Company with the discretion to extend the date by which the Company has to consummate a business combination (the “Extension”) three (3) times for an additional three (3) months each time from December 19, 2025 (the “Current Termination Date”) to September 19, 2026 (the termination date as so fully extended, the “Extended Termination Date”). Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit  $150,000 for each three-month extension in accordance with the terms as set out in the Trust Agreement (as revised by the Trust Amendment). The first extension payment after the approval of the Charter Amendment Proposal must be made on or prior to the Current Termination Date, while the second and subsequent extension payments must be deposited into the trust account on or prior to the then existing termination date. Both the Trust Agreement and the Company’s current amended and restated memorandum and articles of association will be amended to reflect the foregoing. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The full proposed fourth amended and restated memorandum and articles of association are attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, and in such event, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its current amended and restated memorandum and articles of association to allow the Company to extend its life three (3) times for an additional three (3) months each time from December 19, 2025 to September 19, 2026.

The Company’s IPO prospectus dated September 17, 2024 provides that the Company initially had until December 19, 2025 (15 months after the closing of the IPO) to complete its initial business combination. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to three (3) times for an additional three (3) months each time beginning on December 19, 2025, and provide that the date for cessation of operations of the Company, if the Company has not completed a business combination, would similarly be extended to the Extended Termination Date.

After consultation with YHN Partners I Limited (the “Sponsor”), the Company’s management has reasons to believe that, if the Charter Amendment and Trust Amendment proposals are approved, the Sponsor or its affiliates will, in connection with each extension, contribute $150,000 to the Company as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment upon advance notice on or prior to the applicable deadlines. The contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, Trust Amendment and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

If the Charter Amendment is not approved and we do not consummate an initial business combination by December 19, 2025, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

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We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Pui Chun Wong, a Hong Kong national is the controlling shareholder of our sponsor, YHN Partners I Limited, by virtue of having 100% voting power in the sponsor. Our sponsor currently owns approximately 20.97% of our outstanding shares. Certain companies requiring federally issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Therefore, because we may be considered a “foreign person” under such rules and regulations, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is with a U.S. target company engaged in a regulated industry or which may affect national security. The jurisdictional scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018, or FIRRMA, to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. Therefore, if our potential initial business combination with a U.S. target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such target company. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company were we to proceed without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of a CFIUS review, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.55 per share (based on approximately $63,307,130.36 in the Trust Account as of November 12, 2025), and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Risks related to Potential Application of the Investment Company Act

As of the date hereof, substantially all of the assets held in the trust account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. We may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account in order to mitigate the risks of falling within the definition of “investment company” under the Investment Company Act.

If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds and for which we would not have sufficient time to comply with prior to the expiration of its time to complete a business combination. As a result, if we were deemed to be an investment company, we would expect to abandon its efforts to complete an initial business combination and instead to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would lose the opportunity to invest in a target company and would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation of our share price following such a transaction. In addition, in the event of our liquidation and dissolution, our rights would expire worthless.

Vote Required and Board of Directors’ Recommendation

Approval of the Charter Amendment to the current amended and restated memorandum and articles of association requires the affirmative vote of at least 50% of the outstanding shares present. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Charter Amendment.

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PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement, allowing the Company to extend the time available for us to consummate our initial business combination three (3) times for an additional three (3) months each time from December 19, 2025 to September 19, 2026 (the “Trust Amendment”) by depositing into the Trust Account the sum of  $150,000 for each three-month extension and make other conforming amendments. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. The first extension payment after the approval of the Charter Amendment Proposal must be made on or prior to the Current Termination Date, while the second and subsequent extension payments must be deposited into the trust account on or prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. However, the Company will not proceed with the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, and in such event, we will not affect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement allow the Company to extend its life three (3) times for an additional three (3) months each time from December 19, 2025 to September 19, 2026.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to three (3) times for an additional three (3) months each time from December 19, 2025, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Charter Amendment and Trust Amendment proposals are approved, the Sponsor or its affiliates will, in connection with each extension, contribute $150,000 as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon advance notice on or prior to the applicable deadlines. The first extension payment after the approval of the Charter Amendment Proposal must be made on or prior to the Current Termination Date, while the second and subsequent extension payments must be deposited into the trust account on or prior to the then existing termination date. The contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, Trust Amendment and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

If the Trust Amendment is not approved and we do not consummate an initial business combination by December 19, 2025, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

Approval of the Trust Amendment requires the affirmative vote of at least 50% of the outstanding shares present. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Trust Amendment.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Insider Shares

In December 2023 and April 2024, the Company issued an aggregate of 1,725,000 insider shares to the initial shareholders in exchange for cash of $25,000. In November 2024, the underwriter did not exercise their 45-day option to purchase 900,000 Units, therefore 225,000 founder shares are forfeited in February 2025. Our initial shareholders have agreed not to transfer, assign or sell any of the insider shares (except to certain permitted transferees) until 180 days after the completion of our initial business combination, Notwithstanding the foregoing, the insider shares will be released from the 180-day lock-up on the earlier of (1) 150 days after the date of the consummation of our initial business combination if the closing price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination or (2) after the date of the consummation of our initial business combination, and subsequently, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Private Placement Units

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor of 250,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,500,000. The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, our sponsor has also agreed not to transfer, assign or sell any of Private Units (including the ordinary shares issuable upon exercise of the Private Units) until 180 days after the completion of our initial business combination (except with respect to permitted transferees). Any permitted transferees will be subject to the same restrictions and other agreements of our initial shareholders with respect to any insider shares, and the private units, as applicable. However, if after our initial business combination, there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the insider shares, or the private units (or any shares of Ordinary Shares thereunder) shall be permitted to participate. The holders were granted certain demand and piggyback registration rights in connection with the Private Units. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary, contractual or other obligations or duties to one or more other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entities. Our current amended and restated memorandum and articles of association provide that, to the fullest extent permitted by applicable laws and subject to such director or officer's fidicuary duties under applicable law, we renounce our interest in any corporate opportunity offered to any director or officer unless (i) such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company, (ii) such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue and (iii) the director or officer is permitted to refer the opportunity to us without violating another legal obligation. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for one or more entities to which he or she has fiduciary, contractual or other obligations or duties, he or she will honor his or her obligations and duties to present such business combination opportunity to such entities first, and only present it to us if such entities reject the opportunity and he or she determines to present the opportunity to us. We do not believe, however, that the fiduciary, contractual or other obligations or duties of our officers or directors will materially affect our ability to complete our initial business combination.

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Services Arrangements

On April 12, 2024, we entered into an administrative services agreement with our Sponsor, pursuant to which the Sponsor agreed to make available to the Company certain general and administrative services, including office space and secretarial and administrative services, as the Company may require from time to time. The Company has agreed to pay to the affiliate of the Sponsor $10,000 per month continuing until the earlier of the consummation by the Company of a Business Combination or the Company’s liquidation. For the six months ended June 30, 2025, for the year ended December 31, 2024 and period from December 18, 2023 (inception) to December 31, 2023, YHN incurred $60,000, 30,000 and $nil in such fees, respectively.

There will be no finder’s fees, reimbursement, consulting fee, monies in respect of any payment of a loan or other compensation paid by us to our Sponsor, officers or directors, or any affiliate of our Sponsor or officers prior to, or in connection with any services rendered in order to effectuate, the consummation of our Business Combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as payment of customary fees incurred during the election of directors and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates.  As of June 30, 2025, there were $36,059 out-of-pocket unpaid reimbursable expense for which the Initial Shareholders, including the Sponsor and its affiliates, are awaiting reimbursement.

After the completion of our Business Combination, directors or members of our Management Team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed Business Combination. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation.

Related Party Loans and Advances

On April 12, 2024, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $500,000 (the “Promissory Note”). The Promissory Note is non-interest bearing and payable on the earlier of consummation of an initial public offering of our securities or the date on we determine not to conduct an initial public offering of our securities.

As of December 31, 2024, the Company fully repaid $281,663 to the Sponsor which are included in the amounts that will be due under the promissory note in the principal amount of up to $500,000 issued to the Sponsor.

As of June 30, 2025, December 31, 2024 and 2023, we had a temporary advance of $226,059, 60,059 and $0 from our Sponsor, respectively..  The balance is unsecured, interest-free and has no fixed terms of repayment.

Registration Rights

On September 17, 2024, we entered into a registration rights agreement pursuant to which the Company granted certain registration rights to the holders of the insider shares, Private Placement Units (and their underlying securities) and any Units that may be issued upon conversion of the working capital loans (and underlying securities). The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

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Procedures for Approval of Related Party Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

Our code of conduct and ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests  , except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2024, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three (3) independent directors: Zhengming Feng, Donghui Xu, and Min Zhang. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Audit Committee

We established an Audit Committee of the board of directors at the closing of our IPO, which currently consists of Mr. Zhengming Feng, Mr. Donghui Xu, and Ms. Min Zhang, each of whom is an independent director. Ms. Min Zhang serves as chairwoman of the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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Financial Expert on Audit Committee

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Ms. Min Zhang qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

We established a Compensation Committee of the board of directors at the closing of our IPO, which currently consists of Mr. Zhengming Feng, Mr. Donghui Xu, and Ms. Min Zhang, each of whom is an independent director. Mr. Donghui Xu serves as chairman of the Compensation Committee. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	reviewing and approving the compensation disclosure and analysis prepared by Company management to be included in our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

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Corporate Governance and Nominating Committee

We established a Corporate Governance and Nominating Committee of the board of directors at the closing of our IPO, which currently consists of Mr. Zhengming Feng, Mr. Donghui Xu, and Ms. Min Zhang, each of whom is an independent director. Mr. Zhengming Feng serves as chairman of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Corporate Governance and Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Corporate Governance and Nominating Committee Charter, generally provide that the persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

Shareholders who wish to recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board   at our next Annual Meeting of Shareholders may do so by submitting a written recommendation to the Corporate Governance and Nominating Committee, YHN Acquisition I Limited, 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong; Attention: Chief Executive Officer, in accordance with the procedures set forth below in this proxy statement under the heading “Shareholder Proposals.” For nominees for election to the Board proposed by shareholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•	The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

•	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•	As to the shareholder proposing such nominee, that shareholder’s name and address, the class and number of shares of our capital stock the shareholder beneficially owns, a description of all arrangements or understandings between the shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the shareholder has recommended the candidate for election as a director in that fiscal year, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

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SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to YHN Acquisition I Limited, 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong; Attention: Chief Executive Officer.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

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EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Employment Agreements

We have not entered into any employment agreements with our executive officers  , and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

We pay $10,000 per month administrative fee to an affiliate of our Sponsor until completion of our initial business combination or our liquidation. No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Clawback Policy

In July 2024, our board of directors adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recovery of incentive compensation received by any the Company’s current and former executive officers (as determined by the board in accordance with Section 10D of the Exchange Act and Nasdaq rules) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the board (collectively, the “Covered Executives”) during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the board. If the board cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement. The foregoing description of the Clawback Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Clawback Policy.

18

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before July 20, 2026, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before December 8, 2026, being the first anniversary of the upcoming Annual Meeting. If a shareholder who wishes to present a proposal fails to notify us within the appropriate timeframe, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2 and 3 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, YHN Acquisition I Limited, 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong, we will provide without charge to each person requesting a copy of our 2024 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. You may also contact the proxy solicitor at: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909 Attention: Karen Smith, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565, E-mail: ksmith@advantageproxy.com.

19

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if approved, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting has the power to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required and Board of Directors’ Recommendation

If a majority of the votes of the shares which were present in person or by proxy and voting on the matter at the Annual Meeting vote for the adjournment proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

By Order of the Board of Directors.

/s/ Poon Man Ka, Christy
Poon Man Ka, Christy
Chief Executive Officer

Hong Kong
November 14, 2025

20

Annex A

Territory of the Virgin Islands The BVI Business Companies Act, 2004

fourth AMENDED AND RESTATED

memorandum and articles of association

OF

YHN Acquisition I Limited

Incorporated as a BVI business company on 18 December 2023

(adopted by a resolution of member dated [date] and filed on [date])

A-1

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

FOURTH AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

YHN Acquisition I Limited

A COMPANY LIMITED BY SHARES

(adopted by a resolution of member passed on [date] and filed on
[date])

1	NAME

The name of the Company is YHN Acquisition I Limited.

2	STATUS

The Company shall be a company limited by shares.

3	REGISTERED OFFICE AND REGISTERED AGENT

3.1	The first registered office of the Company is at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, the office of the first registered agent.

3.2	The first registered agent of the Company is Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.

3.3	The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4	CAPACITY AND POWER

4.1	The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

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4.2	There are subject to Clause 4.1 and Regulation 23, no limitations on the business that the Company may carry on.

5	NUMBER AND CLASSES OF SHARES

5.1	The Company is authorised to issue a maximum of 500,000,000 Shares of no par value each of a single class.

5.2	The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6	DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1	Each Share in the Company confers upon the Member (unless waived by such Member):

(a)	subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 23.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 23.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 23.11;

(c)	the right to an equal share with each other Share in any dividend paid by the Company; and

(d)	subject to satisfaction of and compliance with Regulation 23, the right to an equal share with each other Share in the distribution of the surplus assets of the Company on its liquidation.

6.2	The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 and Regulation 23 of the Articles.

6.3	The Directors have the authority and the power by Resolution of Directors:

(a)	to authorise and create additional classes of shares; and

(b)	to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7	VARIATION OF RIGHTS

7.1	The rights attached to the Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied with the consent in writing of at least fifty percent (50%) of the issued Shares of that class, or by a resolution passed at a meeting by, the holders of more than fifty percent (50%) of the Shares present at a duly convened and constituted meeting of the Members of the Company holding Shares which were present at the meeting and voted, or unless otherwise provided by the terms of issue of such class.

8	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

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9	REGISTERED SHARES

9.1	The Company shall issue registered shares only.

9.2	The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10	TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11	AMENDMENT OF MEMORANDUM AND ARTICLES

11.1	The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)	to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)	to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)	in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)	to change Clauses 7 or 8, this Clause 11 or Regulation 23 (or any of the defined terms used in any such Clause or Regulation).

11.2	Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles by a Resolution of Members to amend:

(b)	Regulation 23 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 23.11; or

(b)	this Clause 11.2 during the Target Business Acquisition Period.

12	DEFINITIONS AND INTERPRETATION

12.1	In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)	Act means the BVI Business Companies Act, 2004 (as amended) and includes the regulations made under the Act;

(b)	AGM means an annual general meeting of the Members;

(c)	Amendment has the meaning ascribed to it in Regulation 23.11;

(d)	Amendment Redemption Event has the meaning ascribed to it in Regulation 23.11;

(e)	Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person;

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(f)	Approved Amendment has the meaning ascribed to it in Regulation 23.11;

(g)	Articles means the attached Articles of Association of the Company;

(h)	Automatic Redemption Event shall have the meaning given to it in Regulation 23.2;

(i)	Board of Directors means the board of directors of the Company;

(j)	Business Combination shall mean the initial acquisition by the Company, whether through a merger, share exchange, share reconstruction or amalgamation, asset or share acquisition, a contractual arrangement or other similar business combination transaction, with a Target Business at Fair Value;

(k)	Business Combination Articles means Regulation 23 relating to the Company's obligations regarding the consummation of a Business Combination;

(l)	Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

(m)	Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(n)	Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(o)	Director means any director of the Company, from time to time;

(p)	Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)	Electronic Communication means a communication sent by electronic means, including electronic posting to the Company’s website, transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors;

(r)	Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(s)	Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(t)	Exchange Act means the United States Securities Exchange Act of 1934, as amended;

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(u)	Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

(v)	Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and commissions and taxes payable on the income earned on the Trust Account, and net of funds previously released to the Company to pay taxes) at the time of the execution of a definitive agreement for a Business Combination;

(w)	FINRA means the Financial Industry Regulatory Authority of the United States;

(x)	Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15;

(y)	Initial Shareholders means the Sponsor and any Members who hold Shares prior to the IPO;

(z)	IPO means the initial public offering of securities or other and rights to receive or subscribe for securities of the Company;

(aa)	Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(bb)	Memorandum means this Memorandum of Association of the Company;

(cc)	Officer means any officer of the Company, from time to time;

(dd)	Per-Share Redemption Price means:

(i)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account calculated as of the date that is two (2) days prior to the distribution date including interest earned, but net of taxes payable, divided by the number of then outstanding Public Shares;

(ii)	with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares on the date that is two Business Days prior to the Resolution of Members approving the Amendment; and

(iii)	with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, on the date that is two Business Days prior to the consummation of the Business Combination, divided by the number of then outstanding Public Shares;

A-6

(ee)	Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(ff)	Public Shares means the Shares included in the units issued in the IPO;

(gg)	Redemption Offer has the meaning ascribed to it in Regulation 23.5(b);

(hh)	Registration Statement has the meaning ascribed to it in Regulation 23.10;

(ii)	relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(jj)	Resolution of Directors means either:

(i)	a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)	a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(kk)	Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(ll)	Seal means any seal which has been duly adopted as the common seal of the Company;

(mm)	SEC means the United States Securities and Exchange Commission;

(nn)	Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

(oo)	Securities Act means the United States Securities Act of 1933, as amended;

(pp)	Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

A-7

(qq)	Sponsor means YHN Partners I Limited;

(rr)	Sponsor Group means the Sponsor and its respective affiliates, successors and assigns;

(ss)	Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(tt)	Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company's IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(uu)	Tender Redemption Offer has the meaning ascribed to it in Regulation 23.5(a);

(vv)	Termination Date has the meaning given to it in Regulation 23.2;

(ww)	Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(xx)	Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those in included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations, if applicable; and

(yy)	written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and "in writing" shall be construed accordingly.

12.2	In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)	a Regulation is a reference to a regulation of the Articles;

(b)	a Clause is a reference to a clause of the Memorandum;

(c)	voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended;

(e)	the singular includes the plural and vice versa;

(f)	where a meeting of (i) Members; (ii) a class of Members; (iii) the board of Directors; or (iv) any committee of the Directors, is required to be convened for a place, such place may be a physical place, or a virtual place, or both, and where a meeting is convened for or including a virtual place any person, including the person duly appointed as the chairperson of such meeting, may attend such meeting by virtual attendance and such virtual attendance shall constitute presence in person at that meeting;

(g)	the term "virtual place" includes a discussion facility or forum with a telephonic, electronic or digital identifier; and

(h)	the term "virtual attendance" means attendance at a virtual place by means of conference telephone or other digital or Electronic Communications equipment or software or other facilities by means of which all the persons participating in the meeting can communicate with each other.

12.3	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

A-8

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated 18 December 2023

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands SGD: Toshra Glasgow
Signature of authorised signatory

Toshra Glasgow
Print name

A-9

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

FOURTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

YHN Acquisition I Limited

A COMPANY LIMITED BY SHARES

(adopted by a resolution of member passed on [date] and filed on
[date])

1	REGISTERED SHARES

1.1	Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4	Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5	Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6	Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

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1.7	Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon listing on the Designated Stock Exchange.

2	SHARES

2.1	Subject to the provisions of these Articles (including, without limitation, Regulation 23.7) and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

2.2	Without prejudice to any special rights previously conferred on the holders of any existing Shares, the Directors may be issued Shares with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine subject to Regulation 23.7.

2.3	Section 46 of the Act does not apply to the Company.

2.4	A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares; and

(b)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6	The Company shall keep a register (the share register) containing:

(a)	the names and addresses of the persons who hold Shares;

(b)	the number of each class and series of Shares held by each Member;

(c)	the date on which the name of each Member was entered in the share register; and

(d)	the date on which any Eligible Person ceased to be a Member.

2.7	Where the Company or any of its Shares is listed on a Designated Stock Exchange, the company may keep a share register containing the information referred to in Regulation 2.6 or such other information as these Articles permit or as may be approved by a Resolution of Members.

2.8	The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.9	A Share is deemed to be issued when the name of the Member is entered in the share register.

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2.10	Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, rights to acquire or receive shares or convertible securities in connection with the Company's IPO.

3	FORFEITURE

3.1	Shares that are not fully paid on issue, or are issued with the terms that they are subject to forfeiture as the Directors determine upon allotment, are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2	A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3	The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4	Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

3.5	The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4	TRANSFER OF SHARES

4.1	Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

4.2	The transfer of a Share is effective when the name of the transferee is entered on the share register.

4.3	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	that the transferee's name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

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5	DISTRIBUTIONS

5.1	Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2	Dividends may be paid in money, shares, or other property.

5.3	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5	No dividend shall bear interest as against the Company.

6	REDEMPTION OF SHARES AND TREASURY SHARES

6.1	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2	The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)	the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3	Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4	Subject to the provisions of Regulation 23, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

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6.7	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

6.8	The Company shall be entitled to sell (at a price which the Company shall use its reasonable endeavours to ensure is the best obtainable) the Shares of a Member or the Shares to which a person is entitled by virtue of transmission on death or insolvency or otherwise by operation of law if and provided that:

(a)	all checks, not being less than three (3) in total number, for any sums payable in cash to the holder of such shares have remained uncashed for a period of twelve (12) years;

(b)	the Company shall following the expiry of such period of twelve (12) years have inserted advertisements in a national newspaper and in a newspaper circulating in the area in which the last known address of the Member or the address at which service of notices may be effected under these Articles is located giving notice of its intention to sell the said shares; and

(c)	during the period of three (3) months following the publication of such advertisements (or, if published on different dates, the last thereof) the Company shall have received indication neither of the whereabouts nor of the existence of such Member or person.

The net proceeds of any such sale shall belong to the Company and when the Company receive these net proceeds, the Company shall become indebted to the former shareholder for an amount equal to such net proceeds. For the avoidance of doubt, the foregoing provisions of this Article are subject to any restrictions applicable under any regulations relating to the holding and/or transferring of securities in any paperless system as may be introduced from time to time in respect of the shares of the Company or any class thereof.

7	MORTGAGES AND CHARGES OF SHARES

7.1	Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

7.2	There shall be entered in the share register at the written request of the Member:

(a)	a statement that the Shares held by him are mortgaged or charged;

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3	Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)	upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

7.4	Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)	no transfer of any Share the subject of those particulars shall be effected;

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(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)	no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8	MEETINGS AND CONSENTS OF MEMBERS

8.1	Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the Directors.

8.2	Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3	The Director convening a meeting of Members shall give not less than seven (7) clear calendar days' written notice of such meeting to:

(a)	those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)	the other Directors.

8.4	The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting. The notice of meeting shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person calling the meeting.

8.5	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6	The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

8.9	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

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YHN Acquisition I Limited

I/We being a Member of the above Company HEREBY APPOINT ……………………………………………………………………………..…… of ………………………………...……….…………..………… or failing him …..………………………………………………….…………………….. of ………………………………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of …………..…………, 20……

……………………………

Member

8.10	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other. All persons seeking to attend and participate in a meeting at a virtual place shall be responsible for maintaining adequate facilities to enable them to do so, and any inability of a person or persons to attend or participate in meeting by way of digital or Electronic Communications equipment or software or other facilities shall not invalidate the proceedings of that meeting.

8.12	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

8.13	If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

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8.14	At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. The chairman of the meeting shall be deemed to be present in person at the meeting if he or she participates by telephone or other electronic means and all Members participating in the meeting are able to communicate with the chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, either physically in person, by telephone or other electronic means, if appropriate, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

8.15	The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16	Voting at any meeting of the Members is by show of hands unless a poll is demanded by the chairman. On a show of hands every Member who is present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote and on a poll every Member shall present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote for each Share which such Member is the holder. Any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18	Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

8.19	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

8.20	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

8.21	Until the consummation of the Company's IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company's IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

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9	DIRECTORS

9.1	The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected by Resolution of Members or by Resolution of Directors.

9.2	No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.3	The minimum number of Directors shall be one and there shall be no maximum number of Directors.

9.4	Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal (provided that no director may be removed by a Resolution of Members prior to the consummation of the initial Business Combination). If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.5	A Director may be removed from office with or without cause by:

(a)	(following the consummation of the initial Business Combination but not at any time before) a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)	a Resolution of Directors passed at a meeting of Directors.

9.6	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

9.7	The Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

9.8	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9	The Company shall keep a register of Directors containing:

(a)	the names and addresses of the persons who are Directors of the Company;

(b)	the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)	the date on which each person named as a Director ceased to be a Director of the Company; and

(d)	such other information as may be prescribed by the Act.

9.10	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

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9.11	The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.12	A Director is not required to hold a Share as a qualification to office.

9.13	Prior to the consummation of any transaction with:

(a)	any affiliate of the Company;

(b)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)	any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)	any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company's expense) to the Company's attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

10	POWERS OF DIRECTORS

10.1	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2	If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

10.4	Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5	The continuing Directors may act notwithstanding any vacancy in their body.

10.6	Subject to Regulation 23.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

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10.7	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8	Section 175 of the Act shall not apply to the Company.

11	PROCEEDINGS OF DIRECTORS

11.1	Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

11.2	The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

11.3	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4	Until the consummation of a Business Combination, a Director may not appoint an alternate. Following the consummation of a Business Combination, a Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5	A Director shall be given not less than three days' notice of meetings of Directors, but a meeting of Directors held without three days' notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

11.6	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

11.8	At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair. In the case of an equality of votes at a meeting of Directors, the Chairman of the Board shall have a second and casting vote.

11.9	An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

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12	COMMITTEES

12.1	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2	The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)	to amend the Memorandum or the Articles;

(b)	to designate committees of Directors;

(c)	to delegate powers to a committee of Directors;

(d)	to appoint Directors;

(e)	to appoint an agent;

(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

12.3	Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13	OFFICERS AND AGENTS

13.1	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

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13.3	The emoluments of all officers shall be fixed by Resolution of Directors.

13.4	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5	The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.2. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14	CONFLICT OF INTERESTS

14.1	A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2	For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

14.3	Provided that the requirements of Regulation 9.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction;

(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15	INDEMNIFICATION

15.1	Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)	is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)	is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

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15.2	The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

15.3	The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4	The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5	The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16	RECORDS

16.1	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles;

(b)	the share register, or a copy of the share register;

(c)	the register of Directors, or a copy of the register of Directors; and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

16.2	If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

16.3	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;

(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and

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(c)	an impression of the Seal, if any.

16.4	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17	REGISTERS OF CHARGES

17.1	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18	CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19	SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20	ACCOUNTS AND AUDIT

20.1	The Company shall keep records that are sufficient to show and explain the Company's transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

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20.2	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3	The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4	If the Shares are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee of the Board of Directors, the composition and responsibilities of which shall comply with the rules and regulations of the Designated Stock Exchange subject to any available exemptions therefrom and the operation of the Act. If an audit committee is established, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

20.5	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

20.6	The Directors may by a Resolution of Directors appoint or remove the auditor of the Company on such terms as the Directors determine, except that if under applicable law and the rules of the SEC and the Designated Stock Exchange the auditor is required to be appointed by shareholders, then:

(a)	at the AGM or at a subsequent general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)	a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)	the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.7	The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.8	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.9	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.10	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company's profit and loss account and balance sheet are to be presented.

21	NOTICES

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21.1	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of Electronic Communication, addressed to each Member at the address shown in the share register.

21.2	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

21.3	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22	VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

23	BUSINESS COMBINATION

23.1	Regulations 23.1 to 23.11 shall terminate upon consummation of any Business Combination.

23.2	The Company has until 19 December 2025 to consummate a Business Combination, provided however that if the Company anticipates that the Company may not be able to consummate a Business Combination by 19 December 2025, the Company may, by a Resolution of Directors, extend the period of time needed to consummate a Business Combination up to three (3) times, for an additional three (3) months each time (for a total of up to 9 months until 19 September 2026) to complete a Business Combination, subject to the Initial Shareholders or its affiliates or designees depositing additional funds into the Trust Account in accordance with the terms set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination by 19 December 2025 (or, in the case of three (3) valid extensions for an additional three (3) months each time, for a total of up to 9 months until 19 September 2026) (such date, as applicable, being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as practicable, to cease all operations except for the purpose of making redemption and the subsequent winding up of the Company's affairs; (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to the Company's obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account (including interest but net of taxes payable on the income earned on the Trust Account and funds previously released to the Company to pay taxes) with respect to their Public Shares.

23.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

23.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

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23.5

(a)	In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Regulation 23.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a "group" (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the Directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

(c)	In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 23.5(a) or 23.5(b) or an Amendment Redemption Event under Regulation 23.11 if such redemptions would cause the Company to have net tangible assets of less than US$5,000,001 (after payment of deferred underwriting fees and commissions and net of taxes payable on the income earned on the Trust Account and funds previously released to the Company to pay taxes) upon consummation of a Business Combination, unless the Company is otherwise exempted from the provisions of Rule 419 promulgated under the Securities Act, as amended.

23.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

23.7	Following the IPO, the Company will not issue any Securities (other than Public Shares) prior to a Business Combination that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

23.8	In the event the Company seeks to complete a Business Combination with a company that is affiliated with any of the Directors, officers of the Company or an Initial Shareholder, the Company will obtain (i) an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company we are seeking to acquire or an independent accounting firm that such a Business Combination is fair to the unaffiliated shareholders from a financial point of view and (ii) the approval of a majority of our disinterested and independent directors (if we have any at that time).

23.9	The Company will not effectuate a Business Combination with another "blank cheque" company or a similar company with nominal operations.

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23.10	Immediately after the Company's IPO, that amount of the net proceeds received by the Company from the IPO (including proceeds of any exercise of the underwriter's over-allotment option) and from the simultaneous private placement by the Company as is stated in the Company's registration statement on Form S-1 filed with the SEC (such registration statement at the time it initially goes effective, the Registration Statement) to be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Regulation 23. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Regulation 23, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.

23.11	In the event the Directors of the Company propose any amendment to Regulation 23 or to any of the other rights of the Shares as set out at Clause 6.1 of the Memorandum prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Regulation 23 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Memorandum and Articles reflecting such amendment are to be filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such offer, whether or not such holders accept such offer.

24	Business Opportunities

24.1	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (b) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and Members in connection therewith.

24.2	To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is (i) expressly offered to such director or officer of the Company solely in their capacity as an officer or director of the Company; (ii) one that the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue; and (iii) one that the director or officer of the Company is permitted to refer the opportunity to the Company without violating another legal obligation.

24.3	Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Sponsor Group, about which a director and/or officer of the Company who is also a Sponsor Group Related Person acquires knowledge.

24.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association.

Dated 18 December 2023

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands SGD: Toshra Glasgow
Signature of authorised signatory

Toshra Glasgow
Print name

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Annex B

AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [date], 2025, to the Investment Management Trust Agreement (as defined below) is made by and between YHN Acquisition I Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated September 17, 2024 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Shareholders Meeting of the Company held on [*], 2025, the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account three (3) times for an additional three (3) months each time from December 19, 2025 to September 19, 2026 by depositing into the trust account an aggregate amount of $150,000 for each three-month extension.

NOW THEREFORE, IT IS AGREED:

1.	Preamble. A new WHEREAS clause is added in the preamble of the Trust Agreement as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 15-month period following the closing of the IPO, the Company’s insiders or their affiliates or designees may extend such period by three times for three-month periods each time, up to a maximum of 24 months in the aggregate, by depositing $150,000 into the Trust Account (as defined below) no later than the 15 month anniversary of the IPO for the first Extension, the 18 month anniversary of the IPO for the second Extension, or the 21 month anniversary of the IPO for the third Extension (each, an “Applicable Deadline”), as applicable, for each three-month extension (each, an “Extension”);”

2.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors of the Company (the “Board”) and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Lucid Capital Markets, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the   15-month anniversary after the closing of the IPO (“Closing”) or, in the event that the Company has validly extended the time to complete the Business Combination for up to 24 months from the closing of the IPO, pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, but has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.”

3.	A new paragraph (n) is added in Section 1 of the Trust Agreement as follows:

“(n) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit G hereto prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the Applicable Deadline, the Trustee shall follow the instructions set forth in the Extension Letter.”

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4.	Section 3(h) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(h) Upon receiving the written request of a Public Shareholder to do so at any time after the date hereof, provide such Public Shareholder with a copy of any instruction provided to the Trustee pursuant to Section 1(i) along with any Notification (as defined in Exhibit A), Instruction Letter (as defined in Exhibit A), applicable flow of funds memorandum (or similar document), or any other notice delivered to the Trustee by the Company regarding the disbursement of Property from the Trust Account resulting in the Property left in the Trust Account being less than $60,300,000 (or $69,345,000 if the Underwriters’ over-allotment option is exercised in full) plus any amount eventually deposited on account of any Extension, which, in each case, shall specify to whom the Property shall be disbursed (such written notice, a “Disbursement Notice” and the date such Public Shareholder receives a Disbursement Notice, a “Disbursement Notice Date”). Each Disbursement Notice shall be delivered to such Public Shareholder at least two business days prior to the disbursement of any Property pursuant to Section 1(i) and no Property shall be disbursed from the Trust Account prior to the date that is two business days from the applicable Disbursement Notice Date.”

5.	Section 3(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) At the request of any Public Shareholder who has removed shares from street name and holds such shares either in certificated or book-entry form and, except if such shares are held in book-entry form, delivered such certificated shares to the Trustee for purposes of redemption in connection with a Business Combination, concurrently with the delivery of such shares, solely if such shares are certificated, to the Trustee, send an irrevocable written instruction letter in the form of Exhibit E to the Trustee directing the Trustee to disburse no less than $10.05 per share (plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) to such Public Shareholder.”

6.	Section 3(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(l) Promptly following the Applicable Deadline, disclose   whether or not the term the Company has to consummate a Business Combination has been extended;”

7.	Section 7(c) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(k), 1(l), 1(m), 3(i), 3(j), 7(c) and 7(h) (which may only be amended with the approval of the holders of at least 50% or more of the ordinary shares present or represented at the meeting, no par value, of the Company voting together as a single class, provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.05 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) in connection with any such amendment), this Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of Lucid Capital Markets. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury. The Trustee may require from Company counsel an opinion as to the propriety of any proposed amendment.”

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8.	Exhibit G. A new Exhibit G s added in the Trust Agreement as follows:

EXHIBIT G

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account - Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(n) of the Investment Management Trust Agreement between YHN Acquisition I Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of September 17, 2024 (“Trust Agreement”), as amended, this is to advise you that the Company is extending the time available in order to consummate a Business Combination for an additional three (3) months, from _______ to _________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[__], which will be wired to you, into the Trust Account investments upon receipt.

This is the _____ of up to three Extension Letters.

Very truly yours, YHN ACQUISITION I LIMITED By : ________________________ Name: Title:

cc:       Lucid Capital Markets, LLC

9.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

10.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

11.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

12.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

YHN ACQUISITION I LIMITED

By:
Name:	Poon Man Ka, Christy
Title:	Chief Executive Officer

B-4

PROXY CARD

YHN ACQUISITION I LIMITED

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 8, 2025: The Proxy Statement and Annual Report on Form 10-K are available on November 14, 2025.

The undersigned hereby appoints Poon Man Ka, Christy with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of YHN Acquisition I Limited, to be held on December 8, 2025 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and virtually using the following dial-in information, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated November 14, 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

US Toll Free	1 866 213 0992 or 1 866 226 1406
Hong Kong Toll	+852 2112 1888

Malaysia Toll	1 800 808 229 or 1 800 817 805
Mainland China Toll	4008 428 338 or 4006 786 766

1.	PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CURRENT AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO PROVIDE THE COMPANY WITH THE DISCRETION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) THREE (3) TIMES FOR AN ADDITIONAL THREE (3) MONTHS EACH TIME FROM DECEMBER 19, 2025 TO SEPTEMBER 19, 2026 BY ADOPTING THE FOURTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION IN THEIR ENTIRETY IN PLACE OF THE COMPANY’S EXISTING MEMORANDUM AND ARTICLES, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX A.

For ☐	Against ☐	Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF SEPTEMBER 17, 2024 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), TO PROVIDE THE COMPANY WITH THE DISCRETION TO EXTEND THE DATE ON WHICH TO COMMENCE LIQUIDATING THE TRUST ACCOUNT (THE “TRUST ACCOUNT”) ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING (THE “IPO”) THREE (3) TIMES FOR AN ADDITIONAL THREE (3) MONTHS EACH TIME FROM DECEMBER 19, 2025 TO SEPTEMBER 19, 2026 BY DEPOSITING INTO THE TRUST ACCOUNT AN AGGREGATE AMOUNT OF $150,000 FOR EACH THREE-MONTH EXTENSION.

For ☐	Against ☐	Abstain ☐

3.	PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL MEETING TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1 and 2.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two (2) names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.